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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-10434                   13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Idenfication Number)


      PLEASANTVILLE, NEW YORK                             10570-7000
(Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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                                                             Page 1 of 18 pages.

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ITEM 5.  OTHER EVENTS.

         Filed herewith is an Agreement, dated as of June 4, 2003, by and among the company and Highfields Capital Management LP and related entities (Exhibit 10.28); and the company's news release, issued on June 4, 2003, relating to the intended appointment of William E. Mayer to the company's Board of Directors (Exhibit 99.1).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

                  NUMBER                         DESCRIPTION
                  ------                         -----------

                  10.28 Agreement, dated as of June 4, 2003, by and among the company and Highfields Capital Management LP and related entities.

                  99.1 The company's news release, issued on June 4, 2003, relating to the intended appointment of William E. Mayer to the company's Board of Directors.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE READER'S DIGEST ASSOCIATION, INC.
                                             (Registrant)


DATE:  June 4, 2003
                                 /s/           C.H.R. DUPREE
                                 -----------------------------------------------
                                               C.H.R. DUPREE
                                       Vice President, Corporate Secretary
                                          and Associate General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------

  10.28 Agreement, dated as of June 4, 2003, by and among the company and Highfields Capital Management LP and related entities.

  99.1 The company's news release, issued on June 4, 2003, relating to the intended appointment of William E. Mayer to the company's Board of Directors.


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